Exhibit 99.6

                                                                EXECUTION COPY
                                                                --------------


==============================================================================




                         GSAA HOME EQUITY TRUST 2007-6


                           ASSET-BACKED CERTIFICATES


                                 SERIES 2007-6


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2007-6
                                  as Assignee


                                      and


                            AVELO MORTGAGE, L.L.C.
                                  as Servicer


                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of

                                 May 30, 2007




==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated May 30, 2007 (this "Agreement"), among GS Mortgage Securities Corp. (the "Assignor" or "Depositor"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (the "Trustee") on behalf of GSAA Home Equity Trust 2007-6 (the "Assignee"), Avelo Mortgage, L.L.C. (the "Servicer") and as acknowledged by Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

            For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1.  Assignment, Assumption and Conveyance.

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) certain mortgage loans acquired through the Goldman Sachs Residential Mortgage Conduit Program (the "Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A, (b) the Representations and Warranties Agreement, dated as of May 30, 2007, between Goldman Sachs Mortgage Company ("GSMC") and the Assignor (the "Representations and Warranties Agreement"), and (c) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of January 1, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer, as amended by the Step 1 Assignment Agreement. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of April 1, 2007 (the "Trust Agreement"), among the Depositor, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo, as Master Servicer, securities administrator and as a custodian.

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.02 (relating to the Owner's right to terminate the Servicer), Section 5.01 (relating to the Owner's right to receive information from the Servicer),
Section 11.13 (relating to the Owner's right to consent to certain solicitation activities) and Section 11.16 (relating the Owner's obligation to execute certain confidentiality agreements).

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

            The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

            2.  Recognition of the Assignee.

            (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller, including, without limitation, the enforcement of the document delivery requirements set forth in Section 5(b) of the related purchase agreement and
(B) the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

            (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the Step 1 Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

            (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in Section 8 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, National Association
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2007-6 Acct # 53154300

            (e) Monthly Reporting.

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in Exhibit B hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit D hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            3.  Representations and Warranties of the Assignee.

            The Assignee warrants and represents to and covenants with, the Assignor, the Servicer and the Trust as of the date hereof that:

            (a) it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

            (b) it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

            (c) this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            4.  Representations and Warranties of the Assignor.

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

            (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

            (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

            (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            5. Remedies for Breach of Representations and Warranties of the Assignor.

            With respect to the Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 4 hereof or in
Section 2 of the Representations and Warranties Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section 3 of the Representations and Warranties Agreement.

            6.  Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 6 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person or Persons specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and related underlying purchase agreements shall remain in full force and effect in accordance with their respective terms.

            8. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Trust Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

                Avelo Mortgage, L.L.C.
                250 E. John Carpenter Freeway
                Suite 300
                Irving, Texas 75062
                Attention:  President and General Counsel
                Tel: (972) 653-7000
                Fax: (972) 653-7099

or such other address as may hereafter be furnished by the Servicer;

            (b) in the case of the Master Servicer,

                Wells Fargo Bank, National Association
                P.O. Box 98
                Columbia, Maryland 21046
                Attention: Client Manager - GSAA 2007-6

                Or in the case of overnight deliveries:

                Wells Fargo Bank, National Association
                9062 Old Annapolis Road,
                Columbia, Maryland 21045

                Attention: Client Manager - GSAA 2007-6

or such address as may hereafter be furnished by the Master Servicer;

            (c) in the case of the Assignee,

                Deutsche Bank National Trust Company
                1761 East St. Andrew Place
                Santa Ana, California 92705-4934
                Attention: Trust Administration - GS0706
                Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

            (d) in the case of the Assignor,

                GS Mortgage Securities Corp.
                85 Broad Street
                New York, New York 10004
                Attention:  Chris Gething
                Tel.: (212) 902-1434
                Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            9. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            10. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            11. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-6, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-6, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-6, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-6 under this Agreement, the Trust Agreement or any related document.

            12. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            13. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

            (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.



                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                    GS MORTGAGE SECURITIES CORP.



                                    By:  /s/ Michelle Gill
                                       ---------------------------------------
                                    Name:  Michelle Gill
                                    Title: Vice President



                                    DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee



                                    By:  /s/ Mei Nghia
                                       ---------------------------------------
                                    Name:  Mei Nghia
                                    Title: Authorized Signer


                                    AVELO MORTGAGE, L.L.C., as Servicer



                                    By:  /s/ J. Weston Moffett
                                       ---------------------------------------
                                    Name:  J. Weston Moffett
                                    Title: President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Martin Reed
    -----------------------------
Name:  Martin Reed
Title: Vice President

                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT B

---------------------------------------------------------------------------------------
                        Standard Loan Level File Layout
                        - Master Servicing
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Exhibit 1:  Layout

---------------------------------------------------------------------------------------
Column Name             Description                       Decimal  Format Comment Max
                                                                                 Size
---------------------------------------------------------------------------------------
Each file requires the following fields:
---------------------------------------------------------------------------------------
SER_INVESTOR_NBR        A value assigned by the Servicer           Text up to 20
                        to define a group of loans.                digits            20
---------------------------------------------------------------------------------------
LOAN_NBR                A unique identifier assigned to            Text up to 10
                        each loan by the investor.                 digits            10
---------------------------------------------------------------------------------------
SERVICER_LOAN_NBR       A unique number assigned to a              Text up to 10
                        loan by the Servicer.  This may            digits            10
                        be different than the LOAN_NBR.
---------------------------------------------------------------------------------------
SCHED_PAY_AMT           Scheduled monthly principal and     2      No commas(,)
                        scheduled interest payment that            or dollar         11
                        a borrower is expected to pay,             signs ($)
                        P&I constant.
---------------------------------------------------------------------------------------
NOTE_INT_RATE           The loan interest rate as           4      Max length of
                        reported by the Servicer.                  6                  6
---------------------------------------------------------------------------------------
NET_INT_RATE            The loan gross interest rate        4      Max length of
                        less the service fee rate as               6                  6
                        reported by the Servicer.
---------------------------------------------------------------------------------------
SERV_FEE_RATE           The servicer's fee rate for a       4      Max length of
                        loan as reported by the                    6                  6
                        Servicer.
---------------------------------------------------------------------------------------
SERV_FEE_AMT            The servicer's fee amount for a     2      No commas(,)
                        loan as reported by the                    or dollar         11
                        Servicer.                                  signs ($)
---------------------------------------------------------------------------------------
NEW_PAY_AMT             The new loan payment amount as      2      No commas(,)
                        reported by the Servicer.                  or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
NEW_LOAN_RATE           The new loan rate as reported by    4      Max length of
                        the Servicer.                              6                  6
---------------------------------------------------------------------------------------
ARM_INDEX_RATE          The index the Servicer is using     4      Max length of
                        to calculate a forecasted rate.            6                  6
---------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL       The borrower's actual principal     2      No commas(,)
                        balance at the beginning of the            or dollar         11
                        processing cycle.                          signs ($)
---------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL       The borrower's actual principal     2      No commas(,)
                        balance at the end of the                  or dollar         11
                        processing cycle.                          signs ($)
---------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE  The date at the end of                     MM/DD/YYYY
                        processing cycle that the                                    10
                        borrower's next payment is due
                        to the Servicer, as reported by
                        Servicer.
---------------------------------------------------------------------------------------
SERV_CURT_AMT_1         The first curtailment amount to     2      No commas(,)
                        be applied.                                or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
SERV_CURT_DATE_1        The curtailment date associated            MM/DD/YYYY
                        with the first curtailment                                   10
                        amount.
---------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1         The curtailment interest on the     2      No commas(,)
                        first curtailment amount, if               or dollar         11
                        applicable.                                signs ($)
---------------------------------------------------------------------------------------
SERV_CURT_AMT_2         The second curtailment amount to    2      No commas(,)
                        be applied.                                or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
SERV_CURT_DATE_2        The curtailment date associated            MM/DD/YYYY
                        with the second curtailment                                  10
                        amount.
---------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2         The curtailment interest on the     2      No commas(,)
                        second curtailment amount, if              or dollar         11
                        applicable.                                signs ($)
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Exhibit 1: Continued    Standard Loan Level File Layout

---------------------------------------------------------------------------------------
Column Name             Description                       Decimal  Format Comment Max
                                                                                 Size
---------------------------------------------------------------------------------------
SERV_CURT_AMT_3         The third curtailment amount to     2      No commas(,)
                        be applied.                                or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
SERV_CURT_DATE_3        The curtailment date associated            MM/DD/YYYY
                        with the third curtailment                                   10
                        amount.
---------------------------------------------------------------------------------------
CURT_ADJ_AMT_3          The curtailment interest on the     2      No commas(,)
                        third curtailment amount, if               or dollar         11
                        applicable.                                signs ($)
---------------------------------------------------------------------------------------
PIF_AMT                 The loan "paid in full" amount      2      No commas(,)
                        as reported by the Servicer.               or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
PIF_DATE                The paid in full date as                   MM/DD/YYYY
                        reported by the Servicer.                                    10
---------------------------------------------------------------------------------------
                                                                   Action Code
ACTION_CODE             The standard FNMA numeric code             Key:               2
                        used to indicate the                       15=Bankruptcy,
                        default/delinquent status of a             30=Foreclosure,
                        particular loan.                           60=PIF,
                                                                   63=Substitution,
                                                                   65=Repurchase,
                                                                   70=REO
---------------------------------------------------------------------------------------
INT_ADJ_AMT             The amount of the interest          2      No commas(,)
                        adjustment as reported by the              or dollar         11
                        Servicer.                                  signs ($)
---------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor              2      No commas(,)
                        Adjustment amount, if applicable.          or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount,    2      No commas(,)
                        if applicable.                             or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
LOAN_LOSS_AMT           The amount the Servicer is          2      No commas(,)
                        passing as a loss, if applicable.          or dollar         11
                                                                   signs ($)
---------------------------------------------------------------------------------------
Plus the following applicable fields:
---------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL      The scheduled outstanding           2      No commas(,)
                        principal amount due at the                or dollar         11
                        beginning of the cycle date to             signs ($)
                        be passed through to investors.
---------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL      The scheduled principal balance     2      No commas(,)
                        due to investors at the end of a           or dollar         11
                        processing cycle.                          signs ($)
---------------------------------------------------------------------------------------
SCHED_PRIN_AMT          The scheduled principal amount      2      No commas(,)
                        as reported by the Servicer for            or dollar         11
                        the current cycle -- only                  signs ($)
                        applicable for
                          Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------
SCHED_NET_INT           The scheduled gross interest        2      No commas(,)
                        amount less the service fee                or dollar         11
                        amount for the current cycle as            signs ($)
                        reported by the Servicer -- only
                        applicable for
                        Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------
ACTL_PRIN_AMT           The actual principal amount         2      No commas(,)
                        collected by the Servicer for              or dollar         11
                        the current reporting cycle --             signs ($)
                        only applicable for
                        Actual/Actual Loans.
---------------------------------------------------------------------------------------
ACTL_NET_INT            The actual gross interest amount    2      No commas(,)
                        less the service fee amount for            or dollar         11
                        the current reporting cycle as             signs ($)
                        reported by the Servicer -- only
                        applicable for Actual/Actual
                        Loans.
---------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT     The penalty amount received when    2      No commas(,)
                        a borrower prepays on his loan             or dollar         11
                        as reported by the Servicer.               signs ($)
---------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED  The prepayment penalty amount       2      No commas(,)
                        for the loan waived by the                 or dollar         11
                        servicer.                                  signs ($)
---------------------------------------------------------------------------------------
MOD_DATE                The Effective Payment Date of              MM/DD/YYYY
                        the Modification for the loan.                               10
---------------------------------------------------------------------------------------
MOD_TYPE                The Modification Type.                     Varchar -
                                                                   value can be      30
                                                                   alpha or
                                                                   numeric
---------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT  The current outstanding             2      No commas(,)
                        principal and interest advances            or dollar         11
                        made by Servicer.                          signs ($)
---------------------------------------------------------------------------------------
                        Flag to indicate if the                    Y=Breach
BREACH_FLAG             repurchase of a loan is due to a           N=NO Breach        1
                        breach of Representations and              Let blank if
                        Warranties                                 N/A
---------------------------------------------------------------------------------------

                                   EXHIBIT C


Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

---------------------------------------------------------------------------------------------
Column/Header Name                             Description                 Decimal   Format
                                                                                     Comment
---------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by
                            the Servicer.  This may be different
                            than the LOAN_NBR
---------------------------------------------------------------------------------------------
LOAN_NBR                    A unique identifier assigned to each
                            loan by the originator.
---------------------------------------------------------------------------------------------
CLIENT_NBR                  Servicer Client Number
---------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR           Contains a unique number as assigned by an
                            external servicer to identify a group of loans
                            in their system.
---------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
---------------------------------------------------------------------------------------------
BORROWER_LAST_NAME          Last name of the borrower.
---------------------------------------------------------------------------------------------
PROP_ADDRESS                Street Name and Number of Property
---------------------------------------------------------------------------------------------
PROP_STATE                  The state where the  property located.
---------------------------------------------------------------------------------------------
PROP_ZIP                    Zip code where the property is located.
---------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next                      MM/DD/YYYY
                            payment is due to the servicer at the end of
                            processing cycle, as reported by Servicer.
---------------------------------------------------------------------------------------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
---------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim                 MM/DD/YYYY
                            was filed.
---------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy
                            was filed.
---------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to
                            the bankruptcy filing.
---------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE      The payment due date once the bankruptcy               MM/DD/YYYY
                            has been approved by the courts
---------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed From                      MM/DD/YYYY
                            Bankruptcy. Either by Dismissal, Discharged
                            and/or a Motion For Relief Was Granted.
---------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was                       MM/DD/YYYY
                            Approved By The Servicer
---------------------------------------------------------------------------------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For
                            A Loan Such As;
---------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan Is                  MM/DD/YYYY
                            Scheduled To End/Close
---------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually               MM/DD/YYYY
                               Completed
---------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the                MM/DD/YYYY
                            servicer with instructions to begin
                            foreclosure proceedings.
---------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to                  MM/DD/YYYY
                            Pursue Foreclosure
---------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney               MM/DD/YYYY
                            in a Foreclosure Action
---------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is                MM/DD/YYYY
                            expected to occur.
---------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale.               MM/DD/YYYY
---------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT             The amount a property sold for at the          2       No
                            foreclosure sale.                                      commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
EVICTION_START_DATE         The date the servicer initiates eviction               MM/DD/YYYY
                            of the borrower.
---------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal                       MM/DD/YYYY
                            possession of the property from the borrower.
---------------------------------------------------------------------------------------------
LIST_PRICE                  The price at which an REO property is          2       No
                            marketed.                                              commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
LIST_DATE                   The date an REO property is listed at a                MM/DD/YYYY
                            particular price.
---------------------------------------------------------------------------------------------
OFFER_AMT                   The dollar value of an offer for an REO        2       No
                            property.                                              commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
OFFER_DATE_TIME             The date an offer is received by DA                    MM/DD/YYYY
                            Admin or by the Servicer.
---------------------------------------------------------------------------------------------
REO_CLOSING_DATE            The date the REO sale of the property is               MM/DD/YYYY
                            scheduled to close.
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                MM/DD/YYYY
---------------------------------------------------------------------------------------------
OCCUPANT_CODE               Classification of how the property is
                            occupied.
---------------------------------------------------------------------------------------------
PROP_CONDITION_CODE         A code that indicates the condition of
                            the property.
---------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE        The date a  property inspection is                     MM/DD/YYYY
                            performed.
---------------------------------------------------------------------------------------------
APPRAISAL_DATE              The date the appraisal was done.                       MM/DD/YYYY
---------------------------------------------------------------------------------------------
CURR_PROP_VAL                The current "as is" value of the              2
                            property based on brokers price opinion
                            or appraisal.
---------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL           The amount the property would be worth         2
                            if repairs are completed pursuant to a
                            broker's price opinion or appraisal.
---------------------------------------------------------------------------------------------
If applicable:
---------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
---------------------------------------------------------------------------------------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to
                            stop paying on a loan. Code indicates the
                            reason why the loan is in default for this
                            cycle.
---------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed                MM/DD/YYYY
                            With Mortgage Insurance Company.
---------------------------------------------------------------------------------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed               No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company                        MM/DD/YYYY
                            Disbursed Claim Payment
---------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid         2       No
                            On Claim                                               commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance               MM/DD/YYYY
                            Company
---------------------------------------------------------------------------------------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool                2       No
                            Insurance Company                                      commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was               MM/DD/YYYY
                            Issued By The Pool Insurer
---------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance         2       No
                            Company                                                commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was Filed With HUD               MM/DD/YYYY
---------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed              2        No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A Claim Payment                MM/DD/YYYY
---------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                2       No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was Filed With                   MM/DD/YYYY
                            HUD
---------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed               2       No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B Claim                        MM/DD/YYYY
                            Payment
---------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim                2       No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE         Date VA Claim Was Filed With the                       MM/DD/YYYY
                            Veterans Admin
---------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin. Disbursed VA Claim                MM/DD/YYYY
                            Payment
---------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin. Paid on VA Claim        2       No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
MOTION_FOR_RELIEF_DATE      The date the Motion for Relief was filed       10      MM/DD/YYYY
---------------------------------------------------------------------------------------------
FRCLSR_BID_AMT              The foreclosure sale bid amount                11      No
                                                                                   commas(,)
                                                                                   or
                                                                                   dollar
                                                                                   signs
                                                                                   ($)
---------------------------------------------------------------------------------------------
FRCLSR_SALE_TYPE            The foreclosure sales results: REO, Third
                            Party, Conveyance to HUD/VA
---------------------------------------------------------------------------------------------
REO_PROCEEDS                The net proceeds from the sale of the REO              No
                            property.                                              commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
BPO_DATE                    The date the BPO was done.
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
CURRENT_FICO                The current FICO score
---------------------------------------------------------------------------------------------
HAZARD_CLAIM_FILED_DATE     The date the Hazard Claim was filed with 10            MM/DD/YYYY
                            the Hazard Insurance Company.
---------------------------------------------------------------------------------------------
HAZARD_CLAIM_AMT            The amount of the Hazard Insurance Claim       11      No
                            filed.                                                 commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_DATE      The date the Hazard Insurance Company          10      MM/DD/YYYY
                            disbursed the claim payment.
---------------------------------------------------------------------------------------------
HAZARD_CLAIM_PAID_AMT       The amount the Hazard Insurance Company        11      No
                            paid on the claim.                                     commas(,)
                                                                                   or dollar
                                                                                   signs ($)
---------------------------------------------------------------------------------------------
ACTION_CODE                 Indicates loan status                                  Number
---------------------------------------------------------------------------------------------
NOD_DATE                                                                           MM/DD/YYYY
---------------------------------------------------------------------------------------------
NOI_DATE                                                                           MM/DD/YYYY
---------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_PLAN_                                                               MM/DD/YYYY
START_DATE
---------------------------------------------------------------------------------------------
ACTUAL_PAYMENT_ PLAN_
END_DATE
---------------------------------------------------------------------------------------------
ACTUAL_REO_START_DATE                                                              MM/DD/YYYY
---------------------------------------------------------------------------------------------
REO_SALES_PRICE                                                                    Number
---------------------------------------------------------------------------------------------
REALIZED_LOSS/GAIN          As defined in the Servicing Agreement                  Number
---------------------------------------------------------------------------------------------


Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o     ASUM- Approved Assumption
      o     BAP- Borrower Assistance Program
      o     CO- Charge Off
      o     DIL- Deed-in-Lieu
      o     FFA- Formal Forbearance Agreement
      o     MOD- Loan Modification
      o     PRE- Pre-Sale
      o     SS- Short Sale
      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o     Mortgagor
      o     Tenant
      o     Unknown
      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o     Damaged

      o     Excellent
      o     Fair
      o     Gone
      o     Good
      o     Poor
      o     Special Hazard
      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               --------------------------------------------------------
               Delinquency Code Delinquency Description
               --------------------------------------------------------
               001              FNMA-Death of principal mortgagor
               --------------------------------------------------------
               002              FNMA-Illness of principal mortgagor
               --------------------------------------------------------
               003              FNMA-Illness of mortgagor's family
                                member
               --------------------------------------------------------
               004              FNMA-Death of mortgagor's family
                                member
               --------------------------------------------------------
               005              FNMA-Marital difficulties
               --------------------------------------------------------
               006              FNMA-Curtailment of income
               --------------------------------------------------------
               007              FNMA-Excessive Obligation
               --------------------------------------------------------
               008              FNMA-Abandonment of property
               --------------------------------------------------------
               009              FNMA-Distant employee transfer
               --------------------------------------------------------
               011              FNMA-Property problem
               --------------------------------------------------------
               012              FNMA-Inability to sell property
               --------------------------------------------------------
               013              FNMA-Inability to rent property
               --------------------------------------------------------
               014              FNMA-Military Service
               --------------------------------------------------------
               015              FNMA-Other
               --------------------------------------------------------
               016              FNMA-Unemployment
               --------------------------------------------------------
               017              FNMA-Business failure
               --------------------------------------------------------
               019              FNMA-Casualty loss
               --------------------------------------------------------
               022              FNMA-Energy environment costs
               --------------------------------------------------------
               023              FNMA-Servicing problems
               --------------------------------------------------------
               026              FNMA-Payment adjustment
               --------------------------------------------------------
               027              FNMA-Payment dispute
               --------------------------------------------------------
               029              FNMA-Transfer of ownership pending
               --------------------------------------------------------
               030              FNMA-Fraud
               --------------------------------------------------------
               031              FNMA-Unable to contact borrower
               --------------------------------------------------------
               INC              FNMA-Incarceration
               --------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -------------------------------------------------------
                 Status Code    Status Description
               -------------------------------------------------------
                      09        Forbearance
               -------------------------------------------------------
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
               -------------------------------------------------------
                      24        Government Seizure
               -------------------------------------------------------
                      26        Refinance
               -------------------------------------------------------
                      27        Assumption
               -------------------------------------------------------
                      28        Modification
               -------------------------------------------------------
                      29        Charge-Off
               -------------------------------------------------------
                      30        Third Party Sale
               -------------------------------------------------------
                      31        Probate
               -------------------------------------------------------
                      32        Military Indulgence
               -------------------------------------------------------
                      43        Foreclosure Started
               -------------------------------------------------------
                      44        Deed-in-Lieu Started
               -------------------------------------------------------
                      49        Assignment Completed
               -------------------------------------------------------
                      61        Second Lien Considerations
               -------------------------------------------------------
                      62        Veteran's Affairs-No Bid
               -------------------------------------------------------
                      63        Veteran's Affairs-Refund
               -------------------------------------------------------
                      64        Veteran's Affairs-Buydown
               -------------------------------------------------------
                      65        Chapter 7 Bankruptcy
               -------------------------------------------------------
                      66        Chapter 11 Bankruptcy
               -------------------------------------------------------
                      67        Chapter 13 Bankruptcy
               -------------------------------------------------------

                                   EXHIBIT D


Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(f)

(g) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

             *  For escrow advances - complete payment history

                (to calculate advances from last positive escrow balance
            forward)

            * Other expenses - copies of corporate advance history showing all payments

            *  REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13. The total of lines 1 through 12.

(h)   Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

            *  Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22. The total of lines 14 through 21.

      Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


------------------------  --------------------------  --------------------------
Servicer Loan No.         Servicer Name               Servicer Address


------------------------  --------------------------  --------------------------

     WELLS FARGO BANK, NATIONAL ASSOCIATION Loan
     No._____________________________

     Borrower's Name:_________________________________________

     Property Address:________________________________________


     Liquidation Type:  REO Sale     3rd Party Sale    Short Sale    Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown    Yes     No
     If "Yes", provide deficiency or cramdown amount____________________________

     Liquidation and Acquisition Expenses:
     (1)   Actual Unpaid Principal Balance of Mortgage Loan $_____________ (1)
     (2)   Interest accrued at Net Rate                   ________________ (2)
     (3)   Accrued Servicing Fees                         ________________ (3)
     (4)   Attorney's Fees                                ________________ (4)
     (5)   Taxes (see page 2)                             ________________ (5)
     (6)   Property Maintenance                           ________________ (6)
     (7)   MI/Hazard Insurance Premiums (see page 2)      ________________ (7)
     (8)   Utility Expenses                               ________________ (8)
     (9)   Appraisal/BPO                                  ________________ (9)
     (10)  Property Inspections                           ________________ (10)
     (11)  FC Costs/Other Legal Expenses                  ________________ (11)
     (12)  Other (itemize)                                ________________ (12)
           Cash for Keys__________________________        ________________ (12)
           HOA/Condo Fees_________________________        ________________ (12)
           _______________________________________        ________________ (12)

           Total Expenses                               $ ________________ (13)
     Credits:
     (14)  Escrow Balance                               $ ________________ (14)
     (15)  HIP Refund                                     ________________ (15)
     (16)  Rental Receipts                                ________________ (16)
     (17)  Hazard Loss Proceeds                           ________________ (17)
     (18)  Primary Mortgage Insurance / Gov't Insurance   ________________ (18a)
     HUD Part A

                                                          ________________ (18b)
     HUD Part B
     (19) Pool Insurance Proceeds                         ________________ (19)
     (20) Proceeds from Sale of Acquired Property         ________________ (20)
     (21) Other (itemize)                                 ________________ (21)
         _________________________________________        ________________ (21)

        Total Credits                                    $________________ (22)
     Total Realized Loss (or Amount of Gain)             $________________ (23)

Escrow Disbursement Detail


--------------------------------------------------------------------------------
   Type      Date Paid  Period of  Total Paid  Base        Penalties   Interest
(Tax /Ins.)             Coverage               Amount
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


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